OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund
(each a "Fund" and collectively, the "Funds")

Supplement to the Funds' Statement of Additional Information
dated July 29, 2010

For Optimum Large Cap Growth Fund only:

The following replaces the information in the section of the Fund's statement of additional information entitled "PORTFOLIO MANAGERS - A. Other Accounts Managed - Large Cap Growth Fund - Marsico":

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Marsico
Thomas F. Marsico
Registered Investment Companies	30	$20.1 billion	0	$0
Other Pooled Investment Vehicles	15	$2.4 billion	0	$0
Other Accounts	133	$14 billion	0	$0
A Douglas Rao
Registered Investment Companies	11	$14.2 billion	0	$0
Other Pooled Investment Vehicles	9	$1.2 billion	0	$0
Other Accounts	119	$13.7 billion	0	$0
Coralie Witter
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following replaces the information in the section of the Fund's statement of additional information entitled "PORTFOLIO MANAGERS - C. Compensation - 1. Large Cap Growth Fund - Marsico":

The compensation package for portfolio managers of Marsico is structured as a combination of base salary (re-evaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico's profitability. Bonuses are typically based on two other primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico's portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico's portfolio managers also may be offered the opportunity to acquire equity interests in the firm's parent company. Equity interests are subject to the financial risks of Marsico's business generally.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager's performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager's leadership within Marsico's investment management team, contributions to Marsico's overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

For Optimum Fixed Income Fund only:

The following replaces the information in the section of the Fund's statement of additional information entitled "PORTFOLIO MANAGERS - A. Other Accounts Managed - Fixed Income Fund - The Manager":

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
The Manager
Roger Early
Registered Investment Companies	18	$15.0 billion	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	36	$5.0 billion	0	$0
Paul Grillo
Registered Investment Companies	16	$12.0 billion	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	23	$2.4 billion	0	$0
Thomas Chow
Registered Investment Companies	12	$12.2 billion	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	13	$1.6 billion	0	$0
Wen-Dar Chen
Registered Investment Companies	2	$4.4 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Kevin Loome
Registered Investment Companies	16	$11.2 billion	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	10	$1.4 billion	0	$0
David Hillmeyer
Registered Investment Companies	1	$3.3 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Laura A. Ostrander
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following replaces the information in the section of the Fund's statement of additional information entitled "PORTFOLIO MANAGERS - C. Compensation - 6. Fixed Income Fund - The Manager":

Base Salary: Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus: An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily toward a portfolio manager's actual contribution and ability to influence performance, rather than toward longer-term performance. Management intends to move the compensation structure toward longer-term performance for these portfolio managers over time.

Incentive Unit Plan: Portfolio managers may be awarded incentive unit awards

("Awards") relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the "Plan") adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

For Optimum International Fund only:

The following replaces the information in the section of the Fund's statement of additional information entitled "PORTFOLIO MANAGERS - A. Other Accounts Managed - International Fund - Mondrian":

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Mondrian
Emma Lewis
Registered Investment Companies	6	$2.1 billion	0	$0
Other Pooled Investment Vehicles	1	$9.0 million	0	$0
Other Accounts	5	$979 million	0	$0
Nigel May
Registered Investment Companies	5	$1.5 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	16	$6.1 billion	1	$218.9 million
Melissa J.A. Platt
Registered Investment Companies	2	$210.7 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$156.8 million	0	$0

For all Funds:

The following replaces the information in connection with the fourth table in the section of the Fund's statement of additional information entitled "Management of the Trust - Officers and Trustees":

The following table describes the aggregate compensation for each Trustee entitled to receive compensation, for the fiscal year ended March 31, 2010. Only the Trustees of the Trust who are not "interested persons" as defined by the 1940 Act (the "Independent Trustees") receive compensation from the Trust.
Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust Expenses	Total Compensation from the Trust and Fund Complex paid to each Trustee[1]
Nicholas D. Constan	$48,625	None	$48,624
Durant A. Hunter	$49,625	None	$49,625
Stephen P. Mullin	$48.625	None	$48,625
Robert A. Rudell	$50,125	None	$50,125
Jon E. Socolofsky	$55,125	None	$55,125
Robert J. Christian	$55,250	None	$55,250

1 As of January 1, 2011, each independent Trustee receives a total annual retainer fee of $40,000 for serving as a Trustee, plus $5,000 for each full, in-person Board Meeting that an independent Trustee participates in ($500 per telephonic meeting). Members of the Audit Committee (other than the Chairman) receive additional annual compensation of $5,000. In addition, the chairman of the Audit Committee receives an annual retainer of $10,000. Members of the Nominating Committee (other than the chairman) receive additional annual compensation of $2,000. In addition, the chairman of the Nominating Committee receives an annual retainer of $3,000. The Independent Chairman receives an additional annual retainer of $10,000.

The following information is added immediately after the section entitled, "Purchasing Shares - Alternative Purchase Arrangements - Class A and Class C Shares" in the Funds' Statement of Additional Information.

Class C Broker Exchanges
Class C shares purchased by accounts participating in certain programs sponsored by and/or controlled by financial intermediaries ("Programs") may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of the Fund under certain circumstances, including such Program's eligibility to purchase Institutional Class shares of the Fund. Such exchange will be on the basis of the net asset values per share, without the imposition of any sales load, fee or other charge.

If a shareholder of Institutional Class shares has ceased his or her participation in the Program, the financial intermediary may exchange all such Institutional Class shares for Class C shares of a Fund. Such exchange will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally one year after the purchase of such Class C shares.

Exchanges of Class C shares for Institutional Class shares of the same Fund, or the exchange of Institutional Class shares for Class C shares of the same Fund, under these particular circumstances, will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

This exchange privilege is subject to termination and may be amended from time to time.

The following information is added to the section entitled, "Distributions and Taxes - Taxes - Sales, Exchanges and Redemption of Fund Shares" in the Funds' Statement of Additional Information.

Conversion of shares into shares of the same fund. The conversion of shares of one class into another class of the same fund is not taxable for federal income tax purposes. Thus, the automatic conversion of Class B shares into Class A shares of the same fund at the end of approximately eight years after purchase will be tax-free for federal income tax purposes. Similarly, the exchange of Class A shares or Class C shares for Institutional Class shares of the same Fund in certain Programs, or the exchange of Institutional Class shares for Class A shares or Class C shares of the same Fund by certain holders of Institutional Class shares who cease participation in a Program, will be tax-free for federal income tax purposes. Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

In a matter unrelated to the items above, all references to "LPL Financial Corporation" in the Funds' statement of additional information are hereby replaced with "LPL Financial LLC".

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated April 29, 2011.